     Morgan Stanley Institutional Fund Trust Intermediate Duration Portfolio
                          Item 77(O) 10F-3 Transactions
                       April 1, 2006 - September 30, 2006

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Hewlet  5/23/    -     $100.0 $1,000,  135,00    0.01%  0.10%   Credit  Credit
  t-      06             0    000,000     0                     Suisse  Suisse
Packar                                                            ,
 d Co.                                                          Merril
 5.34%                                                            l
5/22/2                                                          Lynch
  009                                                           & Co.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Barcla
                                                                  ys
                                                                Capita
                                                                  l,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                HSBC,
                                                                 RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                  l,
                                                                Scotia
                                                                Capita
                                                                  l,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                 ties

                                                                Deutsc
                                                                  he
Nissan  7/25/    -     $99.99 $1,077,  575,00    0.05%  0.41%    Bank   Deutsc
 Auto     06                  839,000     0                     Securi    he
Receiv                                                          ties,    Bank
 ables                                                          JPMorg
 2006                                                            an,
                                                                 ABN
                                                                 AMRO
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Citigr
                                                                 oup,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                y, RBS
                                                                Greenw
                                                                 ich
                                                                Capita
                                                                  l,
                                                                Societ
                                                                  e
                                                                Genera
                                                                  le
                                                                Corpor
                                                                ate &
                                                                Invest
                                                                 ment
                                                                Bankin
                                                                g, The
                                                                Willia
                                                                  ms
                                                                Capita
                                                                  l
                                                                Group,
                                                                 L.P.

                                                                Lehman
                                                                Brothe
  CVS   8/10/    -     $99.82 $1,500,  65,000    0.00%  0.05%    rs,    Lehman
Corpor    06                  000,000                            Banc   Brothe
 ation                                                            of      rs
Senior                                                          Americ
 Note                                                             a
 5.75%                                                          Securi
                                                                 ties
                                                                 LLC,
                                                                 BNY
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                ties,B
                                                                 B&T
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                DAIWA
                                                                Securi
                                                                 ties
                                                                 SMBC
                                                                Europe
                                                                  ,
                                                                Piper
                                                                Jaffra
                                                                  y,
                                                                HSBC,
                                                                Wells
                                                                Fargo
                                                                Securi
                                                                 ties
                                                                Citigr
                                                                 oup,
Capita  8/22/    -     $99.99 $2,430,  1,250,    0.05%  0.88%    ABN    Citigr
l Auto    06                  008,000    000                     AMRO     oup
Receiv                                                          Incorp
 ables                                                          orated
 2006                                                             ,
  A3                                                            Barcla
 5.31%                                                            ys
                                                                Capita
                                                                  l,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                 BNP
                                                                Pariba
                                                                  s,
                                                                Credit
                                                                Suisse
                                                                  ,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                HSBC,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Societ
                                                                  e
                                                                Genera
                                                                  le
                                                                Corpor
                                                                ate &
                                                                Invest
                                                                 ment
                                                                Bankin
                                                                  g